Exhibit 10.1

Execution Copy

[Main Street Letterhead]

July 21, 2017

Glowpoint, Inc.
1776 Lincoln Street, 13th Floor
Denver, CO 80203
Attention: David Clark

Dear Mr. Clark:

This letter agreement is provided in reference to that certain Loan Agreement dated as of October 17, 2013 (as amended to date, the “Loan Agreement”), by and among Glowpoint, Inc., a Delaware corporation (the “Company”) and each of the Company’s Subsidiaries (each, a “Borrower” and collectively, “Borrowers”), MAIN STREET CAPITAL CORPORATION, a Maryland corporation (“MSCC”), as administrative agent and collateral agent for itself and the other Lenders (in such capacity, “Agent”), and MAIN STREET EQUITY INVESTMENTS, INC., a Delaware corporation, as successor-in-interest to MSCC, as lender (in such capacity, “Lender”) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

This letter agreement will confirm that as of the date hereof, Borrowers owe principal in the amount of $9,000,000, plus interest, fees and expenses (collectively, the “Full Payment Amount”).

Notwithstanding the Full Payment Amount, per your request, this letter agreement is being provided to confirm that upon receipt by the undersigned on or before July 28, 2017 of the aggregate amount of $2,549,999 (the “Discounted Principal Amount”), plus accrued interest of $63,000 through the date hereof, plus an additional per diem amount of $3,000 if paid after July 21, 2017 (collectively, the “Discounted Payoff Amount”), all of Borrowers’ existing obligations (including the Obligations) to the undersigned under the Loans, the Loan Agreement, and all other Loan Documents will be satisfied in full and the Loans, the Loan Agreement, and all other Loan Documents between Borrowers and the undersigned will be terminated, except that, as set forth below, the Borrowers’ obligations under Sections 8.6, 14.6, 14.11, 14.14 and 14.15 of the Loan Agreement continue in effect and remain enforceable by Agent and Lender. The provisions of this letter agreement shall terminate if the foregoing amount is not received in full and in accordance with the terms of this letter agreement on or before July 31, 2017.

Each Borrower acknowledges and agrees that payment by Borrowers of the Discounted Payoff Amount may result in taxable income being attributed to one or more Borrowers.

The Discounted Payoff Amount should be sent by wire transfer of immediately available funds as set forth below:

Bank:            ZB, NA dba Zions Bank (an affiliate of Amegy Bank)
Salt Lake City, Utah

Glowpoint Payoff Letter Agreement

ABA #:         124000054
Account Name:     Texas Corporate Trust
Account #:         080-00038-3
FFC:             Main Street Equity Interests, Inc. 5442103C

Upon receipt of the Discounted Payoff Amount in cash and Agent’s receipt of a counterpart of this letter agreement duly executed by Borrowers, (i) all of the undersigned’s liens on and security interests in Borrowers’ property shall be deemed to have been terminated automatically and released, (ii) each Borrower and its designees are authorized to file all Uniform Commercial Code (“UCC”) termination statements with respect to all filed UCC financing statements showing the undersigned as secured party, (iii) the undersigned will promptly mark any Notes “Paid in Full” and, if requested, deliver any Notes so marked to you (or to your designee), (iv) the undersigned will promptly return any possessory collateral in its possession, and (v) the undersigned will promptly execute and deliver to you (or to your designee) such other releases, terminations and satisfactions of the undersigned’s liens on, and security interests in, Borrowers’ property as you may reasonably request to evidence the satisfaction of your obligations to the undersigned under the Loans and the termination of the undersigned’s interest in all collateral held with respect thereto.

The release of liens provided for in this letter agreement will not discharge or in any manner affect or impair the enforceability of any indemnity obligations that survive the termination of the Loan Agreement and other Loan Documents. Each Borrower confirms and agrees that the indemnification provisions set forth in Section 8.6 of the Loan Agreement will apply and be enforceable by us in respect of our execution and delivery of this letter agreement and the other instruments and agreements provided for in this letter agreement, all actions taken or omitted by us and all claims based upon or arising in connection with any of the foregoing.

In consideration for our undertakings provided for in this letter agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), each Borrower (acting on its own behalf and also on behalf of, and upon express authorization from, each and all of its Affiliates (each Borrower and each of them, a “Releasing Person”)) hereby releases, discharges and acquits, absolutely, unconditionally, irrevocably and forever, Agent and each Lender, each Affiliate of Agent or any Lender, each of the officers, directors, trustees, attorneys, auditors, agents, advisors, sub-advisors, managers and employees (whether past, present or future) of Agent or any Lender or Affiliate of Agent or a Lender, and each of their respective heirs, representatives, successors and assigns (each, including Agent or any Lender, a “Released Person”), from any and all claims, demands, debts, accounts, contracts, torts, liabilities, actions and causes of action, whether in law or in equity, that any Releasing Person now has or may have or at any time had against any Released Person, or that any Releasing Person or the successors or assigns of any Releasing Person hereafter has or may have against any Released Person, directly or indirectly based on, arising out of or in any way related to the commitments for or funding or use of proceeds of any extensions of credit under the Loan Agreement or any other Loan Documents or any transactions thereunder or any act, omission or event in any manner relating thereto, including all such claims, actions and causes of action whether accrued or not accrued and whether or not known or suspected by any Releasing Person to exist in its favor. Included within this release and waiver are all claims and defenses based on waiver, fraud, mistake, duress, usury, failure or lack of defenses, equitable subordination, conflicts of interest, self-dealing, breach of duty (fiduciary or otherwise), failure to act in a commercially reasonable manner or in a manner consistent with good faith and fair dealing, and/or any other claim of so-called “lender liability”.

Glowpoint Payoff Letter Agreement

Furthermore, each Borrower (acting on its own behalf and also on behalf of, and upon express authorization from, each other Releasing Person) on behalf of its and their respective officers, directors, partners, agents, representatives, employees, successors, and assigns, hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Released Persons, by reason of or in connection with any of the Claims. As used herein, the term “Claim” shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys’ fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, arising directly or indirectly from the Loans, the Obligation or the Loan Documents, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.

If the foregoing correctly sets forth our understanding as to the matters contained herein, please arrange for the enclosed counterpart of this letter agreement to be signed by Borrowers and return it to Agent, whereupon this letter agreement shall constitute a binding agreement among us. By signing a counterpart of this letter agreement, each Borrower acknowledges that the Full Payment Amount is a valid and enforceable obligation of such Borrower pursuant to the provisions of the Loan Agreement and other Loan Documents, which obligation shall be deemed to be automatically satisfied in full and discharged, terminated and released upon timely receipt of the Discounted Payoff Amount in cash and Agent’s receipt of a counterpart of this letter agreement duly executed by Borrowers.

This letter agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Texas. This letter agreement may be executed by Borrowers, Agent and Lender in separate counterparts and the executed counterparts may be delivered by facsimile transmission or other electronic means, including pdf, all of which will be enforceable as an original. The provisions of Sections 14.6, 14.11, 14.14 and 14.15 of the Loan Agreement (including waiver of the right to trial by jury) are incorporated herein by reference and will apply with like effect to this letter agreement and any dispute arising under this letter agreement notwithstanding the termination of the Loan Agreement.

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Glowpoint Payoff Letter Agreement

Very truly yours,

AGENT:

MAIN STREET CAPITAL CORPORATION

By:     /s/ Jason Beauvais
Name: Jason Beauvais
Title: SVP and GC

LENDER:

MAIN STREET EQUITY INVESTMENTS, INC.

By:     /s/ Jason Beauvais
Name: Jason Beauvais
Title: SVP and GC

Signature Page
(Glowpoint Payoff Letter Agreement)

Accepted and Agreed to as of the date
first written above:

BORROWERS:

GLOWPOINT, INC., a Delaware corporation

By:     /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

GP COMMUNICATIONS, LLC, a Delaware
limited liability company

By:    Glowpoint, Inc., a Delaware corporation,
its managing member

By:     /s/ David Clark
Name: David Clark
Title: Chief Financial Officer

Signature Page
(Glowpoint Payoff Letter Agreement)